UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 9, 2024
(Date of earliest event reported)

C.H. ROBINSON WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-23189

Delaware	41-1883630
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

14701 Charlson Road
Eden Prairie, Minnesota 55347
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 952-937-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	CHRW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
C.H. Robinson Worldwide, Inc. (the “Company”) previously announced that Michael P. Zechmeister will be departing from his position as Chief Financial Officer of the Company after a successor is appointed or no later than May 31, 2024, at which time Mr. Zechmeister plans to retire. The Company’s search for a successor Chief Financial Officer is progressing and Mr. Zechmeister has agreed to remain with the Company through mid-August 2024.
Item 5.07 Submission of Matters to a Vote of Security Holders.
Pursuant to notice duly given, the Company held its 2024 Annual Meeting of Shareholders virtually on May 9, 2024 at www.virtualshareholdermeeting.com/CHRW2024 (“2024 Annual Meeting”). The number of outstanding shares on the record date for the 2024 Annual Meeting was 115,711,775 shares. At the 2024 Annual Meeting, 102,927,373 shares, or approximately 89 percent of the outstanding shares, were represented in person or by proxy. At the 2024 Annual Meeting, the shareholders of the Company: (1) elected the twelve director nominees set forth below to serve one-year terms, expiring at the Company’s 2025 Annual Meeting of Shareholders; (2) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and (3) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the matters voted upon by the shareholders are as follows:
1.Election of Directors

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
James J. Barber, Jr.	87,936,969	5,132,217	264,332	9,593,855
David P. Bozeman	91,061,862	462,018	1,809,638	9,593,855
Kermit R. Crawford	88,192,305	3,914,965	1,226,248	9,593,855
Timothy C. Gokey	89,921,047	2,214,894	1,197,577	9,593,855
Mark A. Goodburn	91,231,515	905,667	1,196,336	9,593,855
Mary J. Steele Guilfoile	78,599,280	13,539,954	1,194,284	9,593,855
Jodee A. Kozlak	83,379,117	5,954,314	4,000,087	9,593,855
Henry J. Maier	81,589,295	11,460,313	283,910	9,593,855
Michael H. McGarry	91,746,860	178,473	1,408,185	9,593,855
Paige K. Robbins	91,741,792	167,454	1,424,272	9,593,855
Paula C. Toliver	91,044,190	864,370	1,424,958	9,593,855
Henry W. “Jay” Winship	87,921,893	5,144,199	267,426	9,593,855
2.Approval, on a non-binding basis, of the compensation of the Company’s Named Executive Officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
77,443,509	12,528,506	3,361,503	9,593,855
3.Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024

FOR	AGAINST	ABSTAIN
93,963,268	8,155,900	808,205

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 13, 2024

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ Nicole H. Strydom
Nicole H. Strydom
Deputy General Counsel and Assistant Secretary